EXHIBIT 99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-C2
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TRANSACTION STRUCTURE
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STRUCTURE OVERVIEW
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
OFFERED CERTIFICATES

                                                     Approx.
              Expected Ratings                         % of                                                Assumed
              ----------------                       Cut-off      Approx.      Weighted                     Final
                                    Certificate     Date Pool     Credit        Average      Principal   Distribution
  Class         S&P    Moody's       Balance(1)      Balance      Support     Life(yrs)(2)   Window(2)      Date(2)     Rate Type
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
A-1             AAA      Aaa       $204,275,000       23.34%      22.75%        5.70        12/02-02/12    02/15/2012     Fixed
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A-2             AAA      Aaa        471,716,000       53.91%      22.75%        9.81        02/12-10/12    10/15/12       Fixed
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B                AA      Aa2         32,815,000        3.75%      19.00%        9.93        10/12-10/12    10/15/12       Fixed
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C               AA-      Aa3         10,939,000        1.25%      17.75%        9.93        10/12-10/12    10/15/12       Fixed
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D                A       A2          28,439,000        3.25%      14.50%        9.93        10/12-10/12    10/15/12       Fixed
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E                A-      A3           8,751,000        1.00%      13.50%        9.93        10/12-10/12    10/15/12       Fixed
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
NON-OFFERED CERTIFICATES

                                                     Approx.
              Expected Ratings                         % of                                                Assumed
              ----------------                       Cut-off      Approx.      Weighted                     Final
                                    Certificate     Date Pool     Credit        Average      Principal   Distribution
  Class         S&P    Moody's       Balance(1)      Balance      Support     Life(yrs)(2)   Window(2)      Date(2)     Rate Type
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
F               (3)     (3)        $ 10,938,000        1.25%      12.25%        (3)            (3)            (3)         Fixed(4)
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G               (3)     (3)          15,314,000        1.75%      10.50%        (3)            (3)            (3)         Fixed(4)
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H               (3)     (3)          13,126,000        1.50%      9.00%         (3)            (3)            (3)         Fixed(4)
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J               (3)     (3)          16,408,000        1.88%      7.13%         (3)            (3)            (3)          Fixed
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K               (3)     (3)          15,313,000        1.75%      5.38%         (3)            (3)            (3)          Fixed
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L               (3)     (3)           4,376,000        0.50%      4.88%         (3)            (3)            (3)          Fixed
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M               (3)     (3)           8,751,000        1.00%      3.88%         (3)            (3)            (3)          Fixed
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N               (3)     (3)           7,656,000        0.87%      3.00%         (3)            (3)            (3)          Fixed
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O               (3)     (3)           6,165,000        0.70%      2.30%         (3)            (3)            (3)          Fixed
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P               (3)     (3)          20,087,993        2.30%      0.00%         (3)            (3)            (3)          Fixed
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IO-II(XP)       (3)     (3)         488,120,000         N/A        N/A          N/A            (3)            (3)         Variable
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IO-III(XPB)     (3)     (3)         336,495,000         N/A        N/A          N/A            (3)            (3)         Variable
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IO-I(XC)        (3)     (3)         875,069,993         N/A        N/A          N/A            (3)            (3)         Variable
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
(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS-Yield Considerations" in the prospectus supplement.

(3) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4) The Pass-Through Rate applicable to the Class F, Class G and Class H Certificates for any Distribution Date will be subject to a maximum rate of the applicable Weighted Average Net Mortgage Rate for such date.

(5) The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the prospectus supplement. The interest rate applicable to each component of the Class IO Certificates for each distribution date will equal the rate specified in the prospectus supplement.

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WACHOVIA                                                                NOMURA